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FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22429
Investment Company Act File Number

Institutional Investor Trust
Exact name of registrant as specified in charter.

201 Center Road, Suite Two, Venice, FL 34285
Address of principal executive offices. Zip code.

Corporation Service Company
84 State Street, Boston, MA 02109
Name and address of agent for service.

941-493-3600
Registrant's telephone number, including area code.

December 31
Date of fiscal year end.

June 30, 2012
Date of reporting period.

Item 1: Report to Shareholders.

INSTITUTIONAL INVESTOR TRUST

SECTOR ALLOCATION MODEL FUND SERIES (SAMSX)

SEMIANNUAL REPORT

JUNE 30, 2012

Table of Contents

Sector Allocation Model Fund Series

Schedule of Investments

Financial Statements
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Supplemental Information
Expenses
Proxy Voting
Disclosure of Portfolio Holdings
Approval of Investment Advisory Agreement

Schedule of Investments
June 30, 2012
(Unaudited)

Investments by Standard & Poors 500 Sectors

Exchange Traded Funds 99.2%
Holding	Shares	Value
Materials: 14.2%
Materials Select Sector SPDR	173,723	$6,130,685
Financial: 14.4%
Financial Select Sector SPDR	424,869	6,217,958
Technology: 14.0%
Technology Select Sector SPDR	212,038	6,090,791
Consumer Staples: 14.2%
Consumer Staples Select Sector SPDR	176,209	6,126,787
Utilities: 14.0%
Utilities Select Sector SPDR	163,153	6,035,029
Health Care: 14.4%
Health Care Select Sector SPDR	164,141	6,238,179
Consumer Discretionary: 14.0%
Consumer Discretionary Select Sector SPDR	138,381	6,058,320
Total Investments: 99.2% (Identified Cost $42,296,043)		$42,897,749
Cash & Equivalents*: 1.1%		477,735
Other Assets & Liabilities, Net: -0.3%		-136,027
Net Assets: 100.0%		$43,239,457
* Non-restricted collateralized interest-earning bank account deposit.

Financial Statements

Statement of Assets and Liabilities
June 30, 2012
(Unaudited)

Assets
Investment in Securities, at Fair Value (Cost $42,296,043)	$42,897,749
Cash and Equivalents	477,735
Receivables
Dividends and Interest	86
Receivable from Advisor	9,950
Total Assets	43,385,520
Liabilities
Advisor Fee Payable	16,287
Securities Purchased	129,776
Total Liabilities	146,063
Net Assets	$43,239,457
Net Assets Consist of:
Paid in Capital	$40,164,103
Accumulated Net Investment Income	141,624
Accumulated Net Realized Gain on Investments	2,332,024
Net Unrealized Appreciation on Investments	601,706
Total Net Assets	$43,239,457
Capital Shares Outstanding
(Unlimited Number of Shares at $10.00 Par Value)	3,791,202
Net Asset Value Per Share	$11.41

Financial Statements (continued)

Statement of Operations
June 30, 2012
(Unaudited)

Investment Income
Dividends	$442,548
Interest	872
Total investment income	443,420
Operating Expense
Investment advisory fee	153,214
Professional fees	27,345
Registration fees	9,467
Custodian fees	18,585
Administrative expenses	5,326
Miscellaneous expense	298
Total operating expenses	214,235
Less fees waived by advisor	(9,950)
Total operating expenses, net of fees waived	204,285
Net Investment Income	239,135
Realized and Unrealized Gain from Investments
Change in unrealized depreciation in investments	(1,102,304)
Net realized gain on investments	3,457,673
Total realized and unrealized gain from investments	2,355,369
Net Increase in Net Assets Resulting from Operations	$2,594,504

Financial Statements (continued)

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ending June 30, 2012 (Unaudited)	Year Ended December 31, 2011 (Audited)
Increase in Net Assets from Operations
Net investment income	$239,135	$463,004
Net realized gain (loss) on investments	3,457,673	(1,125,649)
Change in unrealized (depreciation) appreciation in investments	(1,102,304)	1,337,835
Net increase (decrease) in net assets resulting from operations	2,594,504	(324,810)
Distributions to Shareholders	(113,563)	(458,358)
Capital Share Transactions
Shares sold	7,232,466	14,523,026
Reinvested distributions	74,165	299,308
Shares redeemed	(3,323,220)	(3,293,228)
Total capital share transactions	3,983,411	11,529,106
Net Increase in Net Investments	$6,464,352	$10,745,938
Net Assets
Beginning of period	36,775,105	26,029,167
End of period	$43,239,457	$36,775,105

Financial Highlights

	06/30/12 (Unaudited)	12/31/11 (Audited)	9/13/10 (1) to 12/31/10 (Audited)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.71	$10.81	$10.00
Income from Investment Operations:
Net Investment Income (2)	.06	.15	.06
Net Realized and Unrealized Gain (Loss) on Investments	.67	(.10)	.93
Total Income from Investment Operations	.73	.05	.99
Distributions
Distributions from Net Investment Income	(.03)	(.15)	(.18)
Distributions from Net Realized Gains on Investments	.00	.00	.00
Distributions from Return of Capital	.00	.00	.00
	(.03)	(.15)	(.18)
Net Asset Value, End of Period	$11.41	$10.71	$10.81
Total Return Before Taxes: (3)	7.15%	0.31%	9.70%
Ratios and Supplemental Data:
Net Assets, End of Period	$43,239,457	$36,775,105	$26,029,167
Operating Expenses to Average Net Assets Before Fee Waiver	0.53%	1.06%	0.88%
Operating Expenses to Average Net Assets After Fee Waiver	0.50%	1.00%	0.75%
Investment Income to Average Net Assets Before Expenses	1.09%	2.34%	2.49%
Investment Income to Average Net Assets After Expenses	0.59%	1.34%	1.73%
Portfolio Turnover Rate (4)	200.45%	288.01%	45.94%
(1) The period covered is from September 13, 2010 (inception) through December 31, 2011 (fiscal year end)
(2) Based on average shares outstanding
(3) Total investment return is calculated assuming an initial investment made at the net asset value at the start of operations, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
(4) The Fund's investment strategy will likely result in a high portfolio turnover rate which will increase brokerage commissions and/or generate additional capital gains for tax purposes, thereby decreasing investment returns.

Notes to Financial Statements

June 30, 2012
(Unaudited)

Note A — Organization
The Institutional Investor Trust (the "Trust"), was organized under the laws of the State of Massachusetts as a Massachusetts Business Trust on June 3, 2010 and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end registered investment management company. The Trust is authorized to issue an indefinite number of shares of common stock in series with a par value of $10.00 per share. Currently, the Trust offers one fund, the Sector Allocation Model Fund (the "Fund"). Effective September 7, 2010, the Trust's shares were registered under Section 8(a) of the Securities Act of 1933. The primary investment objective of the Fund is to outperform the S&P 500 modestly as the market moves up and dramatically as it moves down. The first investment transaction occurred on September 13, 2010.

Note B — Significant Accounting Policies
The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

  Security Valuation — All investments in securities are recorded at their estimated fair value, as described in NOTE C. The fund invests solely in Exchange Traded Funds which are valued at the last quoted price on the New York Stock Exchange.
  Investment Income — Dividend income is recorded as of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses are determined on the identified cost basis.
  Distributions to Shareholders &msash; Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
  Income Tax Status — No provision for income taxes is included in the accompanying financial statements as the Trust regularly distributes to shareholders its taxable investment income and realized gains under provision of the Internal Revenue Code applicable to regulated investment companies. Management has evaluated the Trust's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns expected to be filed for 2012.
  Security Transactions — The Trust follows industry practice and records security transactions on the trade date.
  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
  Cash and Equivalents — The Cash and Equivalents component of portfolio holdings contains no restricted funds. It is comprised of non-restricted collateralized interest-bearing bank account deposits.

Note C — Securities Valuation
Accounting standards provide a framework for fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

  Level 1 — Inputs to the valuation methodology are actual quoted prices in active markets for identical securities.
  Level 2 — Inputs to the valuation methodology include indirect observable inputs including prices for similar assets and market corroborated inputs. If the asset has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset.
  Level 3 &mdash Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for securities measured at fair value on a recurring basis.

Exchange traded funds &mdash Securities traded on a national securities exchange are stated at the last reported trade price on the day of valuation on or after 4:00 p.m. New York Time as received by the valuation service, Bloomberg. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The following table presents the Trust's fair value hierarchy as of June 30, 2012:

	Total	Level 1	Level 2	Level 3
2012
Exchange Traded Funds	$42,897,749	$42,897,749	$—	$—

Note D — Distributions to Shareholders
The tax character of distributions paid during 2012 was as follows:

Period Ended June 30, 2012
Distributions paid from: Ordinary income	$0
Qualifying dividend income	113,563
Long-term capital gains	0
113,563
Return of capital	0
Total distributions to shareholders	$113,563

Note E — Tax Basis Components of Distributable Earnings
As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$141,624
Undistributed qualifying dividend income	16,052
Undistributed long-term capital gains	2,332,024
Capital loss carryforward	(1,125,649)
Unrealized appreciation	601,706
$1,965,757

Capital loss carryforward has no expiration.

Note F — Investment Advisory Agreement
The Fund has a written agreement (the Agreement) for management and investment advisory services with Institutional Investor Advisers, Inc. which is owned 100% by Trust Companies of America, Inc. (TCA). TCA is controlled by the Trust's President and his family. The Agreement provides for advisor fees to be computed on the average daily net asset value. Annual percentage rate provided by the Agreement in computing investment advisory fees is 0.75% and the fees incurred in 2012 as of June 30 were $153,214.

Under terms of the agreement, the Fund's total normal operating costs cannot exceed 1% of the Fund's average net asset value in any one year. Expenses associated with normal operating costs in excess of 1% shall be paid by the Advisor. In 2012 as of June 30, total expenses for the Fund exceeded the 1% limit on normal operating costs by $9,950 and are recorded as an expense waiver.

The Fund's Advisor has a Subadvisory agreement with F-Squared Institutional Advisors, LLC, a financial investment advisory firm headquartered in Newton, Massachusetts. Subadvisory fees are paid by the Advisor from its 0.75% advisory fee and do not result in additional costs to the Fund.

Note G — Capital Share Transactions
As of June 30, 2012, an unlimited number of capital shares with a par value of $10.00 were authorized. Transactions of the Fund in capital shares for the period ended June 30, 2012 were as follows:

Shares sold	648,126
Reinvested distributions	6,640
Shares redeemed	(296,312)
Net increase	358,454

Note H — Investment Transactions
Purchases and sales and accumulated gross unrealized appreciation and depreciation of investment securities during 2012 and the tax cost of investment securities at June 30, 2012 were as follows:

Securities
Purchases	$85,105,584
Sales	80,977,301

Gross unrealized appreciation in securities	1,277,366
Gross unrealized depreciation in securities	(675,660)
Net unrealized appreciation in securities	601,706

Tax Cost	$42,296,043

Note I — Transactions with Affiliates
In addition to the investment advisory fees discussed in NOTE G, the Fund pays fees to other related entities, all of which are 100% owned by TCA, primarily for custodianship of assets. The Fund does not have an affiliated broker. Total fees paid to TCA subsidiaries for services other than investment advising aggregated approximately $18,000 for 2012 as of June 30.

The number of shares held by the President of the Trust, employees of the Advisor, and other affiliated persons (including any related or unrelated shareholder who is a beneficial owner of 5% or more of the fund ) at June 30, 2012 were 234,575 at a value of $2,676,499.

Note J — Subsequent Events
In preparing these financial statements management, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

Supplemental Information

Expenses

The examples in the following table are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. They illustrate your fund's costs in two ways:

Based on actual fund return. This example is intended to help you estimate the actual expenses you paid over the period. The "Ending Account Value" is derived from the fund's actual return, and the "Expenses Paid During the Period" shows the dollar amount of expenses. You can use this information, together with the amount you actually invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000. For example, if your account value is $8,600, divide that amount by $1,000, and then multiply the result—8.6—by the dollar amount for your fund under the heading "Expenses Paid During Period."

Based on a hypothetical 5% return. This example is intended to help you compare your fund's costs with those of other mutual funds. It uses the actual expense ratio for your fund, but it assumes a yearly return of 5% before expenses. Because the return used is not the fund's actual return, the results do not apply to your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return for this purpose.

Expense Example

Example Type	Beginning Account Value 12/31/11	Ending Account Value 06/30/12	Expenses Paid During Period (1)
Actual	$1,000.00	$1,029.76	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24

(1) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half-year period. The expense ratio of the Fund is 1.23% with .23% being the inherent cost of holding the ETFs in the Fund's portfolio and 1.0% being all other costs of maintaining the Fund.

Proxy Voting

To obtain a free copy of the Trust's proxy voting policy and procedures, call 800-338-9476. You can also call the same number to obtain a free copy of how the Trust voted proxies related to Fund portfolio securities for the most recent 12-month period ending June 30.

Disclosure of Portfolio Holdings

Institutional Investor Trust discloses a complete schedule of the portfolio holdings on a quarterly basis during its fiscal year beginning January 1 and ending December 31. The Trust publishes second quarter listings in its Semiannual Report dated June 30 and fourth quarter listings in its Annual Report dated December 31. The Trust files first and third quarters listing with the Securities and Exchange Commission on Form N-Q. You may view Form N-Q filings on the Commission's web site at http://www.sec.gov and at the Commission's Public Reference Room in Washington, DC. To obtain information on the operation of the Public Reference Room, call 1-800-SEC-0330. To obtain a free copy directly from the Trust, call 800-338-9476.

Approval of Investment Advisory Agreement

At a meeting held on September 3, 2010, the Board (including the independent Board members) considered and approved and ratified the Investment Advisory Agreement with Institutional Investor Advisers, Inc. upon consideration of:

  The nature and quality of the services provided by the Adviser. The qualifications and experience of the Adviser's personnel and the prior relationship between the Adviser and funds that operated prior to the establishment of Institutional Investor Trust were considered. It was determined that the services provided were well-suited to the needs of the Funds and that the Advisor's personnel were capable of dependably providing those services.
  The reasonableness of the compensation payable to the Adviser. Considerations regarding the advisory fee included that the Adviser bears responsibility for the expenses of "interested" Trustees and has committed to bear any loss that might be incurred by the Trust as a direct result of any purchase failure. The Adviser and its parent Trust TCA have been providing administrative and shareholder services to the Trust since inception. In light of these factors, the Adviser's fee was deemed fair and reasonable.
  The Fund's expense ratio. In all cases the Adviser has limited Fund expenses to not more that 1% in excess of the inherent expense of owning exchange traded funds of .23% as of this report (reduced to .18% effective July 26, 2012 by a supplement to the Fund's prospectus). When expenses exceed that 1% limit, the Adviser waives an amount of its fees sufficient to reduce total expenses to the 1% level. This commitment from the Adviser enables the Fund's expense ratio to be considered stable and reasonable to the benefit of the Fund and its shareholders.

No single factor determined the Board's decision to approve the Investment Advisory Agreement, but rather the Trustees based their determination on the total mix of information available. Considering all the factors in their totality, the Board concluded that the advisory arrangements were fair and reasonable and that continuance would be in the best interests of the Fund and its shareholders. At a meeting held December 9, 2011, the Board voted to extend the Advisory Agreement to December 31, 2012.

Investment Adviser
Institutional Investor Advisers, Inc.
201 Center Road, Suite Two
Venice, FL 34285
941-493-3600

Custodian
Caldwell Trust Company
201 Center Road, Suite Two
Venice, FL 34285
941-493-3600

Auditors
Gregory, Sharer & Stuart, P.A.
Certified Public Accountants
100 Second Avenue South, Suite 600
St. Petersburg, FL 33701-4383
727-821-6161

This report has been prepared for the information of shareholders of the Fund and is not authorized for distribution to investors unless preceded or accompanied by an effective Prospectus which includes information regarding the Fund’s objectives, policies, management, records, and other information.

Institutional Investor Trust

201 Center Road, Suite Two ~ Venice, Florida 34285 ~ 800-338-9476